UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2004

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway
Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 699-5000

(Registrant’s telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure

Caesars Entertainment, Inc. (the “Company”) issued a press release on March 10, 2004, announcing that the Company had raised its earnings guidance for the first quarter of 2004.

Item 7.  Financial Statements and Exhibits

(c)           Exhibits

99.1               Press Release dated March 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

	By:	/s/ Harry C. Hagerty, III
		Name:	Harry C. Hagerty, III
		Title:	Executive Vice President and Chief Financial Officer

Dated: March 16, 2004